SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported)    October 28, 1997



                            KEYSTONE FINANCIAL, INC.
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       (Exact name of registrant as specified in its charter)


       Pennsylvania                0-11460                   23-2289209
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State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)


     One Keystone Plaza, P.O.Box 3660, Harrisburg,  Pennsylvania 17105-3660
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        (Address of principal executive offices)                  (ZIP CODE)



Registrant's telephone number including area code:      (717) 233-1555

Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated October 28, 1997, announcing management changes.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Keystone Financial, Inc.
                                    ------------------------------
                                    (Registrant)



Date:     November 4, 1997          Donald F. Holt
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                                    Senior Vice President &
                                    Controller

EXHIBIT INDEX

Exhibit No.       Description
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  99.1            Press Release of Keystone Financial, Inc. dated
                  October 28, 1997.